Exhibit 10.12

EXECUTION VERSION

JOINDER AGREEMENT

JOINDER AGREEMENT dated as of May 3, 2016 Valeritas Holdings, Inc., a Delaware corporation (the “Additional Grantor”), in favor of CAPITAL ROYALTY PARTNERS II L.P. (“CRP II”) CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P. (“CRP IIA”), PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P. (“PIOP” and, together with CRP II and CPR IIA, collectively, the “Original Secured Parties”), CAPITAL ROYALTY PARTNERS II (CAYMAN) L.P. (“CRP II Cayman”), and CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P. (“CRP IIB”, and, together with CRP II Cayman, collectively, the “Additional Secured Parties”, and, together with the Original Secured Parties, collectively, the “Secured Parties” and each, a “Secured Party”) and CRG Servicing LLC as Control Agent (the “Control Agent”) under the Loan Agreement referred to below.

A. Reference is made to (i) the Second Amended and Restated Term Loan Agreement (as amended, supplemented, restated, extended, renewed or replaced from time to time, the “Loan Agreement”), dated as of the date hereof, among VALERITAS, INC., a Delaware corporation (“Borrower”), the Additional Grantor, the other Grantors party thereto and the Secured Parties, (ii) the Security Agreement (as amended, supplemented, restated, extended, renewed or replaced from time to time, the “Security Agreement”; capitalized terms used herein but not defined shall have the meaning ascribed to such terms therein) dated as of May 24, 2013 granted by the Grantors party thereto in favor of the Original Secured Parties and (iii) the Assignment and Assumption (the “Assignment”) dated as of November 12, 2013 by and among CRP II and CRP IIA as assignors, and the Additional Secured Parties as assignees, pursuant to which the Additional Secured Parties assumed and were assigned certain secured Obligations (as such term is defined in the Loan Agreement) owing by the Borrower and other Grantors party to the Loan Agreement.

B. Section 5.12 of the Security Agreement provides that additional Persons may from time to time after the date of the Security Agreement become Grantors under the Security Agreement by executing and delivering to the Secured Parties a supplemental agreement to the Security Agreement in the form of this Joinder.

C. To induce the Secured Parties to maintain the term loans pursuant to the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Grantor has agreed to execute and deliver this Joinder to the Secured Parties.

D. The Annexes to the Security Agreement are hereby amended and restated in their entirety in the form attached hereto as Exhibit A.

The Additional Grantor hereby agrees to become a “Grantor” for all purposes of the Security Agreement. Without limitation, as collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations (other than inchoate indemnity obligations), the Additional Grantor hereby pledges and grants to the Secured Parties as provided in Section 3 of the Security Agreement a security interest in all of such Grantor’s right, title and interest in, to and under the Collateral of the such Grantor, in each case whether tangible or intangible, wherever located, and whether now owned by such Grantor or hereafter acquired and whether now existing or hereafter coming into existence. In addition, such Grantor hereby makes the representations and warranties set forth in Section 2 of the Security Agreement, with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Loan Documents included reference to this Agreement.

The parties hereto acknowledge and agree that the Additional Secured Parties are hereby joined, effective as of November 12, 2013 (being the effective date of the Assignment), as “Secured Parties” under the Security Agreement and shall have all of the rights of the “Secured Parties” under the Security Agreement as fully and to the same extent as if the Additional Secured Parties were original signatories thereto. This Joinder Agreement shall be deemed to be part of, and a modification to, the Security Agreement and shall be governed by all the terms and provisions of the Security Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity.

IN WITNESS WHEREOF, the Additional Grantor has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

VALERITAS HOLDING, INC., as Grantor

By	/s/ John Timberlake
Name: John Timberlake
Title: Chief Executive Officer

Acknowledged and Agreed:

VALERITAS, INC., as Grantor

By	/s/ John Timberlake
Name: John Timberlake
Title: Chief Executive Officer

VALERITAS SECURITY CORPORATION, as Grantor

By	/s/ John Timberlake
Name: John Timberlake
Title: President

[Signature Page to Security Agreement Joinder]

CAPITAL ROYALTY PARTNERS II L.P. By CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.
By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P., its General Partner
By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CAPITAL ROYALTY PARTNERS II (CAYMAN) L.P. By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

WITNESS: /s/ Nicole Nesson
Name: Nicole Nesson

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P. By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

WITNESS: /s/ Nicole Nesson
Name: Nicole Nesson

[Signature Page to Security Agreement Joinder]

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P. By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC, its General Partners

	By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG SERVICING LLC

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: President

[Signature Page to Security Agreement Joinder]